SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-
11(c) or Sec. 240.14a-12

 . . . . . . . . . . . . . . . . The Irish Investment Fund,
Inc. . . . . . . . . . . . . . . .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . .Brigid
O. Bieber, Secretary .  . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2).
[    ]	$500 per each party to the controversy pursuant
to Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .
2)	Aggregate number of securities to which transaction
applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .
3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:1

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
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4)	Proposed maximum aggregate value of transaction:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . .

1	Set forth the amount on which the filing fee is
calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .. . . . . . . . . . . .




                        THE IRISH INVESTMENT FUND, INC.
                  C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
                            EXCHANGE PLACE -- BOS 665
                           BOSTON, MASSACHUSETTS 02109

                                    --------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    --------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Irish Investment Fund, Inc. (the "Fund") will be held on June 4, 1996, at 9:00 a.m., in the Board Room, at Bank of Ireland, 640 Fifth Avenue, New York, New York 10019, for the following purposes:

     1.   To elect one (1) Director of the Fund (Proposal 1).

     2. To ratify the selection by the Board of Directors of Price Water-house LLP as independent accountants for the year ending October 31, 1996 (Proposal 2).

     3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     Only stockholders of record at the close of business on April 4, 1996 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          BRIGID O. BIEBER
                                          Secretary

Dated: April 26, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR
COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                         REGISTRATION                             VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.                                                     ABC Corp.
(2) ABC Corp.                                                     John Doe, Treasurer
(3) ABC Corp.
       c/o John Doe, Treasurer                                    John Doe
(4) ABC Corp. Profit Sharing Plan                                 John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                                     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                                          Jane B. Doe
       u/t/d 12/28/78

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA                              John B. Smith
(2) Estate of John B. Smith                                       John B. Smith, Jr., Executor

                        THE IRISH INVESTMENT FUND, INC.
                  C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
                            EXCHANGE PLACE -- BOS 665
                                BOSTON, MA 02109

                                    --------
                                 PROXY STATEMENT
                                    --------

     This Proxy Statement is furnished by the Board of Directors of The Irish Investment Fund, Inc. (the "Fund") in connection with its solicitation of Proxies for use at the Annual Meeting of Stockholders to be held on June 4, 1996 at 9:00 a.m., in the Board Room, at Bank of Ireland, 640 Fifth Avenue, New York, New York 10019. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available, upon request, without charge, by writing to the Fund at the address listed above or by calling (800) 468-6475.

     In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting any business may be transacted which might have been transacted at the original Meeting.

     The close of business on April 4, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,009,000 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 26, 1996.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Principal Investment Adviser and the U.S. Co-Adviser. If necessary, the solicitation of Proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

     The date of this Proxy Statement is April 26, 1996.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, one Director will be elected. Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class
III. Class I consists of Peter J. Hooper and William P. Clark, Class II consists of James M. Walton and Denis P. Kelleher, and Class III consists of Gerald F. Colleary. Mr. Colleary, the one Director in Class III, is being considered for election at this Meeting. If elected, Mr. Colleary will hold office for a term of three years and until his successor is elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Gerald F. Colleary.

     As nominee for election to the Board, Mr. Colleary has consented to be named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that Mr. Colleary will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such other person as the Board of Directors may recommend.

     The Directors and Officers of the Fund are listed below together with their respective positions and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                           COMMON STOCK
                                  FIRST                                                    OF THE FUND
                                BECAME A                                                   BENEFICIALLY
     NAME, AGE, POSITION        DIRECTOR/     TERM          PRINCIPAL OCCUPATIONS          OWNED AS OF
   WITH FUND, AND ADDRESS        OFFICER    EXPIRING       AND OTHER AFFILIATIONS        APRIL 4, 1996**   PERCENT

*Peter J. Hooper, 56........      1990        1997     Consultant; formerly President         1,000          ****
Chairman of the Board***                               and Chief Executive Officer, Irish
Westchester Financial                                  American Bank & Trust Company;
Center                                                 previously, President, CEO, and
Suite 1053                                             General Manager, Bank of Ireland,
50 Main Street                                         New York; Director of the Ireland
White Plains, NY 10606                                 United States Council for Industry
                                                       and Commerce

William P. Clark, 64........      1990        1997     Counsel; Chairman, Clark Company       3,277          ****
Director                                               (family corporation); Director,
1031 Pine Street                                       Lawter International Inc.,
Paso Robles, CA 93446                                  Pacific Telesis Group, Inc.;
                                                       formerly, Secretary of the
                                                       Department of the Interior,
                                                       Adviser to the President for
                                                       National Security Affairs, Deputy
                                                       Secretary of the Department of
                                                       State and Justice of the California
                                                       Supreme Court

*Gerald F. Colleary, 47.....      1990        1996     Director and Senior Vice                   0          ****
Director                                               President, Bank of Ireland Asset
2 Greenwich Plaza                                      Management (U.S.) Limited
Greenwich, CT 06830

                                                                                           COMMON STOCK
                                  FIRST                                                    OF THE FUND
                                BECAME A                                                   BENEFICIALLY
     NAME, AGE, POSITION        DIRECTOR/     TERM          PRINCIPAL OCCUPATIONS          OWNED AS OF
   WITH FUND, AND ADDRESS        OFFICER    EXPIRING       AND OTHER AFFILIATIONS        APRIL 4, 1996**   PERCENT

James M. Walton, 65.........      1990        1998     Formerly, Director and Vice           1,000           ****
Director                                               Chairman, MMC Group, Inc.
525 William Penn Place                                 (management company)
Room 3902
Pittsburgh, PA 15219

Denis P. Kelleher, 56.......      1991        1998     Chief Executive Officer, Wall        15,000           ****
Director                                               Street Investor Services; Direc-
17 Battery Place                                       tor, Staten Island Savings Bank
New York, NY 10004

Richard H. Rose, 39.........      1995        ***      Vice President, First Data                0           ****
President and Treasurer                                Investor Services Group, Inc.;
One Exchange Place                                     previously, Senior Vice President
Boston, MA 02109                                       of The Boston Company Advisors,
                                                       Inc.

Scott C. Blair, 32..........      1995        ***      Director, First Data Investor             0           ****
Assistant Treasurer                                    Services Group, Inc.; previously,
One Exchange Place                                     Assistant Vice President, The
Boston, MA 02109                                       Boston Company Advisors, Inc.

Brigid O. Bieber, 35........      1994        ***      Associate General Counsel, First          0           ****
Secretary                                              Data Investor Services Group,
One Exchange Place                                     Inc.; previously, Vice President
Boston, MA 02109                                       and Associate General Counsel, The
                                                       Boston Company Advisors, Inc.

Patricia L. Bickimer, 43....      1994        ***      Vice President and Associate              0           ****
Assistant Secretary                                    General Counsel, First Data
One Exchange Place                                     Investor Services Group, Inc.;
Boston, MA 02109                                       previously, Vice President and
                                                       Associate General Counsel, The
                                                       Boston Company Advisors, Inc.



All Directors and Officers as a Group......                                                 20,277           ****

     * "Interested" Director within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Colleary is an "interested" Director because of his affiliation with Bank of Ireland Asset Management (U.S.) Limited, which acts as the Fund's principal investment adviser. Mr. Hooper is an "interested" Director because he is the Chairman of the Board of Directors of the Fund.

**   This information has been furnished by each Director and Officer.

*** Each Officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

**** Less than 1%.

     Effective June 1, 1995, the Fund paid each of its Directors who is not a managing director, officer or employee of the Fund's Principal Investment Adviser or U.S. Co-Adviser or any affiliate thereof, an annual fee of $7,000 plus $700 for each meeting of the Board of Directors or a committee of the Board attended in person or via telephone with an additional $3,500 annual payment to the Director serving as Chairman, in addition to certain out-of-pocket expenses. Prior to June 1, 1995, the annual retainer paid to such Directors was $5,000 plus $500 for each meeting attended. Mr. Colleary, as a Director of Bank of Ireland Asset Management (U.S.) Limited, the Fund's Principal Investment Adviser, did not receive any compensation from the Fund.

     There were four meetings of the Board of Directors held during the fiscal year ended October 31, 1995. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 1995 were $76,966.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Clark, Hooper, Kelleher and Walton. Messrs. Clark, Walton and Kelleher are "non-interested" Directors. The Audit Committee met once during the fiscal year ended October 31, 1995. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

     The following table sets forth certain information regarding the com-pensation of the Fund's Directors and Officers. Officers of the Fund who are employed by First Data Investor Services Group, Inc. ("FDISG"), the Fund's administrator, receive no compensation or expense reimbursement from the Fund. No Officer received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1995.

                               COMPENSATION TABLE

                       FISCAL YEAR ENDED OCTOBER 31, 1995

                                                     PENSION OR
                                                     RETIREMENT     ESTIMATED
                                                      BENEFITS       ANNUAL           TOTAL
                                      AGGREGATE      ACCRUED AS     BENEFITS       COMPENSATION
         NAME OF PERSON             COMPENSATION    PART OF FUND      UPON        FROM THE FUND
           AND POSITION             FROM THE FUND     EXPENSES     RETIREMENT   PAID TO DIRECTORS

Peter J. Hooper  ................      $12,400            0            N/A           $12,400
  Chairman of the Board

William P. Clark  ...............      $ 8,900            0            N/A           $ 8,900
  Director

Gerald F. Colleary  .............      $     0            0            N/A           $     0
  Director

James M. Walton  ................      $ 9,600            0            N/A           $ 9,600
  Director

Denis P. Kelleher  ..............      $ 9,600            0            N/A           $ 9,600
  Director

REQUIRED VOTE

     In the election of a Director of the Fund, the candidate receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the position.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     A majority of the Directors who are not "interested" Directors of the Fund (as defined in the 1940 Act) has selected Price Waterhouse LLP as independent accountants for the Fund for the year ending October 31, 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. It is expected that a representative of Price Waterhouse LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS OF THE FUND, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISERS AND ADMINISTRATOR

     The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Principal Investment Adviser. BIAM's office in the United States is located at 2 Greenwich Plaza, Greenwich, Connecticut 06830. The Fund's U.S. Co-Adviser is Salomon Brothers Asset Management Inc ("SBAM"), a United States investment advisory firm. SBAM is located at 7 World Trade Center, New York, New York 10048.

     First Data Investor Services Group, Inc., located at One Exchange Place, Boston, Massachusetts 02109, provides administrative services to the Fund.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of management of the Fund, no person owns of record or beneficially 5% or more of the Fund's outstanding voting securities as of April 4, 1996.

               COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's Directors and Officers, certain persons affiliated with the Principal Investment Adviser and U.S. Co-Adviser and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, Officers and greater than ten percent shareholders are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during 1995 all such filing requirements applicable to such persons were complied with.

                        BROKER NON-VOTES AND ABSTENTIONS

     A proxy which is properly executed and returned accompanied by in-structions to withhold authority to vote, represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each successful candidate receives the highest amount of votes cast at the Meeting; therefore, abstentions will be disregarded. The approval of the ratification of independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded in determining the vote cast on the Proposal.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before December 27, 1996 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.



                                         Brigid O. Bieber
                                         Secretary

Dated: April 26, 1996

     Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

THE IRISH INVESTMENT FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Stockholders - June 4, 1996

The undersigned hereby appoints Peter J. Hooper and Brigid O. Bieber, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The Irish Investment Fund, Inc. held of record by the undersigned on April 4, 1996 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 4, 1996, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on reverse side)


A	*
Please mark your
votes as in this
 example	*

		FOR	WITHHELD			FOR	AGAINST	ABSTAIN
1. ELECTION OFDIRECTOR.	 	 	Nominee:  Gerald F. Colleary
				          (Class III Director)		2.
Ratification of the selection of
								Price Waterhouse
LLP as independent
								accountants for
the fiscal year ending
 October 31, 1996.
3.  To consider and vote upon such
other matters as they may come
before said Meeting or any adjournment
thereof.


Check Here
for Change
of Address
and Note
hereon.



This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee and Proposal 2. Please refer to the proxy statement for a discussion of all of the proposals. Please sign exactly as name appears below. When shares are held by joint tenants, either may sign.



SIGNATURE:  ______________________________________________DATE:
_________________________________________________
(IMPORTANT):	Please sign this Proxy exactly as the name(s) appear hereon.  When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add
your title as such Proxies executed in the name of a corporation should be signed on
behalf of the corporation by a duly authorized officer.  Where shares are owned in the
name of two or more persons, a majority of such persons should  sign.
 PLEASE SIGN, DATE
AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.




THE IRISH INVESTMENT FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Stockholders - June 4, 1996

The undersigned hereby appoints Peter J. Hooper and Brigid O. Bieber, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The Irish Investment Fund, Inc. held of record by the undersigned on April 4, 1996 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 4, 1996, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on reverse side)

A	*	Please mark your
			*
		votes as in this
		example

	FOR	WITHHELD
	FOR	AGAINST	ABSTAIN
1.				Nominee:  Gerald F. Colleary		2.  Ratification of
the selection of
Election                			(Class III Director)		Price
Waterhouse LLP as independent
of Director.
	 	 					accountants for the fiscal
year ending
							October 31, 1996.

 .							3.  To consider and got
upon such other matters as they may come
							before said Meeting or any
adjournment thereof.

							Check Here for Change
							of Address and Note
Hereon.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee and Proposal 2. Please refer to the proxy statement for a discussion of all of the proposals. Please sign exactly as name appears below. When shares are held by joint tenants, either may sign.



SIGNATURE:  ______________________________________________DATE:
_________________________________________________
(IMPORTANT):	Please sign this Proxy exactly as the name(s) appear hereon.  When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add
your title as such Proxies executed in the name of a corporation should be signed on
behalf of the corporation by a duly authorized officer.  Where shares are owned in the
name of two or more persons, a majority of such persons should  sign.
 PLEASE SIGN, DATE
AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.



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